Exhibit 99.1

EXHIBIT 99.1

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding the ongoing COVID-19 pandemic and oil price volatility and their respective effects and results, our protocols and plans, our current work continuing, the spot market, our spending and cost reduction plans and our ability to manage changes; our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into, renew and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward- looking statements, including but not limited to the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities including recent regulatory initiatives by the new U.S. administration; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by the securities laws. Social Media From time to time we provide information about Helix on social media, including: • Twitter: @Helix_ESG • LinkedIn: www.linkedin.com/company/helix-energy-solutions-group • Facebook: www.facebook.com/HelixEnergySolutionsGroup • Instagram: www.instagram.com/helixenergysolutions 2

COMPANY OVERVIEW

- Helix Energy Solutions provides specialty services to the offshore energy industry with a focus on well intervention and robotics operations
  - Exposure to the full energy value chain: Oil & Gas to Renewables
  - Oil & Gas services cover the lifecycle of a field and are critical to maximizing production economics
  - Expanding Renewables services where we currently offer trenching, site clearance, and subsea support
- Three reportable business segments: Well Intervention, Robotics and Production Facilities
- Liquidity[2] of $452 million[1] and contract backlog of $407 million[1]
- Subsea Services Alliance with Schlumberger provides integrated equipment and services for subsea well intervention

Business Mix[3]


Revenue
7%
23%
$734 million
70%
Gross Profit
22%
$80 million
28%
50%
Well Intervention
Robotics
Production Facilities

Global Operations[1]

1,563 employees worldwide and primarily operates in the Gulf of Mexico, Brazil, North Sea, Asia Pacific and West Africa regions



7 Well Intervention Vessels
Seven dedicated well intervention vessels

2 ROV Support Vessels
Two dedicated ROV support vessels

44 Remotely Operated Vehicles
44 work class ROVs

10 10 Intervention Systems
Six intervention riser systems, three subsea intervention lubricators, and one riserless openwater abandonment module

4 Trenching Systems
I-Trencher cutting trencher and three jet trenching systems

4 Regional Offices
Houston, Texas, USA (HQ)
Aberdeen, United Kingdom
Rio de Janeiro, Brazil
Singapore

[1] As of December 31, 2020
[2] Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under the Company's credit facility less restricted cash, if any
[3] Based on the twelve months ended December 31, 2020; Percentages exclude eliminations and other expenses

3

• World's leading provider of both well intervention and subsea robotics technologies to offshore energy industry • Pioneer and established leader in rigless offshore well intervention with track record of 1,490 wells and 25+ years of global experience • Leading provider of well intervention solutions with a competitive advantage • Large and growing addressable market in both well intervention and robotics • Industry-leading, built-for-purpose fleet that can be mobilized worldwide • Experienced and highly skilled workforce • Strong robotics franchise with deepwater ROV track record in oil & gas, renewable energy, subsea mining, and specialty services that spans over 20+ years • Strong culture of innovation, with best in class operations and technology portfolio • Core Health, Safety and Environment (HSE) values with proven track record • Comprehensive array of solutions offered via strategic alliance with Schlumberger 4

Why Helix? • Market leader in Well Intervention and Robotics/Trenching • Riser-based and riserless interventional capabilities • Increasing contribution of offshore renewables market • Geographically diverse scope of operations • Blue-chip customers • Purpose-built, advanced fleet • Integrated offerings Why focus on Well Intervention and Robotics/Trenching • Low F&D cost for enhanced reserves • Extended well life via intervention defers cessation of production and P&A spend • P&A is regulatory driven; demand should increase over time • Demand for a more cost-effective solution to rigs • Robotics is essential for credible quality performance in deep- water operations • Expanding renewables market 5

6 Helix Well Ops is a leader in rigless offshore well intervention, providing fast, flexible and high-quality well management services Our specialist riserless and riser-based well intervention vessels and subsea systems operate worldwide to provide customer value throughout the well life cycle Low operating costs and ability to mobilize quickly enables Helix’s vessels to operate at costs lower than offshore drilling rigs that provide intervention services Backlog of $226 million as of December 31, 2020 6 Business Mix Revenue Gross Profit Well Intervention Robotics Production Facilities Based on the twelve months ended December 31, 2020; Amounts exclude eliminations $539 million $41 million 70% 50%

• Fleet of seven purpose-built well intervention vessels • Both riser-based and riserless intervention systems • 1,470 well intervention operations performed worldwide • 558 well abandonment operations performed worldwide • Geographically diverse scope of operations • Blue-chip customer base • Awarded Petrobras 2019 and 2018 Supplier of the Year for Maritime Rigs Operations 7

Q4000 (Gulf of Mexico) Dynamically positioned class 3 (“DP3”) semisubmersible purpose-built vessel for well intervention and construction Q5000 (Gulf of Mexico) DP3 semisubmersible purpose-built vessel for well intervention, construction and other subsea projects Q7000 (West Africa) DP3 semisubmersible purpose-built vessel for well intervention, decommissioning and other subsea projects Siem Helix 1 & Siem Helix 2 (Brazil) DP3 purpose-built well intervention vessels capable of completing a wide range of subsea projects Seawell (North Sea) Dynamically positioned class 2 (“DP2”) light well intervention and saturation diving vessel Well Enhancer (North Sea) DP3 custom designed well intervention and saturation diving vessel Intervention Riser Systems (Gulf of Mexico) Utilized for wireline intervention, production logging, coiled-tubing operations, well stimulation and full plug and abandonment operations Subsea Intervention Lubricators (North Sea) Enable efficient and cost-effective riserless intervention or abandonment solutions for all subsea wells up to 1,500 m water depth 8

9 • Comprehensive subsea well construction, intervention and decommissioning portfolio • Helix provides marine support, operational expertise and project management capabilities • Schlumberger provides intervention and completion running technologies and subsea production systems (through OneSubsea) • Utilizes vessels that can handle well commissioning, intervention, artificial lift and abandonment services • Eliminates the need for costly offshore drilling rigs for support • Ongoing development of technologies that provide efficient products and services for the offshore market Subsea Service Alliance created in 2015 to combine the expertise and capabilities of Helix and Schlumberger • Deep- and ultra-deepwater basins • High-pressure, high-temperature environments • Novel subsea well access, remediation and intervention for subsea production and processing • Complementary project managers with extensive experience to provide operational efficiency • A single source of expertise, services and technologies provides for simpler and more cost-effective subsea well intervention services while maximizing project safety 9

Helix Robotics Solutions is a leading supplier of subsea engineering services, operating state of the art remote operated vehicles (ROVs), seabed trenchers, and support/construction vessels Our deep-water ROV track record spans over 20 years, including oil & gas, renewable energy, construction services and specialty services projects executed successfully around the world Helix has a meaningful market share of the global ROV market and is rapidly expanding into the growing renewable energy industry Helix charters vessels to support deployment of robotics assets and engages spot vessels on short-term charter agreements as needed 10 Business Mix Revenue Gross Profit Well Intervention Robotics Production Facilities $178 million $23 million Based on the twelve months ended December 31, 2020; Amounts exclude eliminations 23% 28%

Grand Canyon II (Asia Pacific) A versatile and technically advanced DP3 multi- role construction support vessel Under charter agreement through December 2021 Grand Canyon III (North Sea) A versatile and technically advanced DP3 multi- role construction support vessel Under charter agreement through May 2023 Vessels of Opportunity (Global) Ability to expand and contract based on regional requirements and market conditions ROV Fleet (44 units) Highly maneuverable underwater robots that are capable of performing a broad array of subsea construction and well intervention tasks Subsea Trenchers (4 units) Provides subsea power cable, umbilical, pipeline and flowline trenching in water depths up to 3,000 meters ROVDrill (1 unit) Fully automated seabed operated drilling module capable of carrying out a range of drilling, sampling and in SITU tests 11

• Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements and market conditions • Our subsea expertise in robotics is applicable to the renewables market, which made up over 41%1 of Robotics revenues • A fleet of advanced work-class ROVs and trenchers, including several units custom built to our specifications • Leading provider for water jetting and mechanical cutting trenching solutions and ROV support for offshore oil and gas and wind farm development 12 1 Based on 12 months ended December 31, 2020

Helix Production Facilities is a non-core segment that includes the Helix Producer 1 floating production unit (FPU), which is operating under a production handling contract until at least June 1, 2023 The segment also includes the Helix Fast Response System and our ownership of the wells and related infrastructure associated with the Droshky Prospect in the Gulf of Mexico 13 Business Mix Revenue Gross Profit Well Intervention Robotics Production Facilities $58 million $18 million Based on the twelve months ended December 31, 2020; Amounts exclude eliminations 7% 22%

Environment • We help mitigate and remediate the environmental risks associated with offshore drilling and production operations in practice and in-service • We assist clients with the optimal utilization of wells in order to enhance production from existing wells, meaning fewer new wells need to be drilled and we repair and maintain subsea infrastructure, with the benefit of preventing uncontrolled releases of oil and gas into the environment Social • Safety – Embraced as a core business value that informs all operations • Human Capital – Our employees are our greatest resource. We focus on attracting and retaining quality employees through tangible and intangible factors, including our company culture • Compliance – Anti-corruption is a cornerstone of our business approach • Community – Commitment to hiring local talent Governance • Structures and Processes that drive decisions and actions in the best interest of Helix Shareholders • Board Oversight – Our Board’s Corporate Governance and Nominating Committee oversees, assesses and reviews the disclosure and reporting of any matters, including with respect to climate change, regarding the Company’s business and industry, and that committee’s charter formally incorporates oversight of ESG matters as a stated responsibility • Risk Management – Critical risk topics form key principles of the decision making process including operational, financial, safety, market, political, compliance, cybersecurity, and reputational issues 14

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• The ongoing COVID-19 pandemic and its impact on the global economy have resulted in weaker oil prices and caused significant disruption and uncertainty in the oil and gas market • The COVID-19 pandemic has created challenges for our operations, including crew changes due to travel restrictions; to date we are addressing these challenges by establishing and maintaining safety measures and protocols onboard the vessels and during crew changes • With the safety measures and protocols we established for COVID-19, along with enhanced testing capabilities, in 2020 we incurred minimal operational disruptions • The pandemic has negatively affected the global economy, the oil and gas market and our own results for 2020 as demand and pricing for our services have decreased and are expected to remain weak in 2021 and possibly beyond • We have responded to revenue reductions by responsibly reducing our cost base, including warm stacking the Seawell and the Q7000 during part of 2020 and cutting capital expenditures and targeted SG&A spending • We are continuing to take what we believe to be appropriate steps to protect our employees, customers and balance sheet 16

$626 $496 $440 $406 $350 $269 $229 $161 $143 $58 $375 $348 $426 $380 $452 $0 $100 $200 $300 $400 $500 $600 $700 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 Long-term Debt Net Debt Liquidity³ 1 Long-term debt is net of unamortized discounts and issuance costs 2 Net debt is calculated as long-term debt less cash and cash equivalents and restricted cash 3 Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under our revolving credit facility and excludes restricted cash 4 We are adopting ASU 2020-06, “Accounting for Convertible Instruments and Contracts in an Entity‘s Own Equity,” early as of January 1, 2020; as a result. Long-term debt and net debt will increase by $44 million and shareholders'’ equity will decrease by $35 million 17 1,4 2,4

$0 $50 $100 $150 $200 $250 $9 Principal Payment Schedule at 12/31/20 ($ in millions) Term Loan CSN 2022 MARAD Q5000 Loan CSN 2023 CSN 2026 $43 $91 $9 $38 $215 1 Excludes unamortized discounts and issuance costs 18 $35 million Convertible Senior Notes due 2022 – 4.25% $30 million Convertible Senior Notes due 2023 – 4.125% $200 million Convertible Senior Notes due 2026 – 6.75% $30 million Term Loan – LIBOR + 3.25% • Quarterly amortization payments of approximately $0.9 million with a final balloon payment of $27 million at maturity in Q4 2021 $56 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 $54 million Q5000 Loan – LIBOR + 2.75% • Quarterly amortization payments of approximately $8.9 million • Final maturity of $54 million paid in January 2021

1 Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measure, see non-GAAP reconciliations on slide 27 $488 $581 $740 $752 $734 $(81) $30 $29 $58 $22 ($100) ($80) ($60) ($40) ($20) $0 $20 $40 $60 $80 $100 $0 $200 $400 $600 $800 2016 2017 2018 2019 2020 Revenue Net Income (loss) 19 $90 $107 $162 $180 $155 $(135) $(170) $60 $31 $80 ($200) ($150) ($100) ($50) $0 $50 $100 $0 $25 $50 $75 $100 $125 $150 $175 $200 2016 2017 2018 2019 2020 Adjusted EBITDA1 Free Cash Flow1

Geography Segments 61% 49% 37% 40% 41% 1% 12% 28% 29% 28% 25% 27% 26% 28% 18% 6% 13% 12% 9% 4% 6% $0 $200 $400 $600 $800 2016 2017 2018 2019 2020 United States Brazil United Kingdom West Africa Other 59% 69% 74% 73% 71% 27% 21% 17% 19% 21% 15% 11% 9% 8% 8% $0 $200 $400 $600 $800 2016 2017 2018 2019 2020 Well Intervention Robotics Production Facilities 20

The ongoing COVID pandemic and its effect on the offshore oil and gas market, combined with sector uncertainty relating to regulatory changes by the new U.S. administration, suggests a year that will maintain the challenges of 2020. Our customers’ spending levels currently remain low, providing even more challenges in a year in which three of our long-term Well Intervention contracts expire. EBITDA We expect our 2021 results to be lower than the $155 million EBITDA we generated in 2020. It is currently difficult to project how much lower as our customers are still working through their budgeting processes to prioritize their spending and determine which projects will be sanctioned and which ones will not. Key expectations for 2021 include the following: • Total backlog at December 31, 2020 of approximately $407 million ($226 million for Well Intervention); $301 million expected to be realized during 2021 • North Sea – Well Intervention to be a two-vessel market during 2021, prioritizing utilization on the Well Enhancer and utilizing the Seawell during seasonal summer period • Brazil – both Siem Helix vessels working for Petrobras throughout 2021 • Production Facilities – Droshky recompletion expected in Q2 • Gulf of Mexico – softer market with expected gaps in schedule • Robotics – intermittent renewables work with expected fewer site clearance days and overall weaker ROV market than 2020 Over the next two months, we expect to gain a better view of 2021 and we hope to be in a better position to quantify EBITDA guidance with our first quarter 2021 earnings release. 21

• Q4000 (Gulf of Mexico) – contracted backlog into March; identified opportunities thereafter on a broad range of work scopes; scheduling gaps expected • Q5000 (Gulf of Mexico) – vessel working for BP through contract end in Q2; identified opportunities thereafter; scheduling gaps expected • IRS rental units (Gulf of Mexico) – 15K IRS opportunities identified in Q2 and beyond; 10K IRS expected to be idle • Well Enhancer (North Sea) – vessel commenced operations mid-February; contracted work into Q2 • Seawell (North Sea) – vessel warm stacked in Leith and available in the spot market; identified opportunities beginning late Q2 • Q7000 (West Africa) – vessel mobilized to Nigeria and commenced operations January 2021; contracted work with three customers into Q3 • Siem Helix 1 (Brazil) – under contract for Petrobras through mid-April 2021; regulatory dry dock expected Q2; ongoing commercial discussions • Siem Helix 2 (Brazil) – under contract for Petrobras through mid-December 2021 22

• Grand Canyon II (Asia Pacific) – completed ROV support work for a renewables project in Japan in January; strong utilization expected in Asia Pacific region for the remainder of 2021; vessel charter extended through 2021 with option to renew through 2022. • Grand Canyon III (North Sea) – vessel contracted during Q1 performing trenching work for three customers in the North Sea, the Baltic Sea and offshore Egypt; vessel expected to undergo an approximate two week regulatory dry dock; vessel expected to then commence contracted trenching operations into Q3 with good utilization expected during the remainder of 2021 • Renewables site clearance – awarded follow-on site clearance work on North Sea wind farm (boulder removal) utilizing one vessel of opportunity; expected to recommence in Q2 23

24 • Maintenance Capex – $15-30 million related to regulatory inspection costs of our systems and equipment and other maintenance capital • Recompletion Capex – $5-10 million of recompletion costs on one of our Droshky wells • Our total funded debt1 level is expected to decrease by $91 million (from $405 million at December 31, 2020 to $314 million at December 31, 2021) as a result of scheduled principal payments • Remaining principal of $54 million on Q5000 Loan repaid January 2021 • Credit Facility expiration and $30 Term Loan maturity date December 31, 2021 • Tax refunds related to the CARES Act of $7 million received January 2021 and $12 million expected during balance of 2021 1 Excludes unamortized discounts and issuance costs

1,085 758 2,147 2,413 2,314 0 800 1,600 2,400 3,200 2019A 2020E 2021E 2022E 2023E Oil & Gas • Helix business lines are primarily production focused and activity driven by Upstream OpEx budgets • COVID-19 resulted in numerous projects being delayed, increase in activity expected in 2021 Renewable Energy • Robotics segment continues to expand into the renewables market • Market leading position in Europe for trenching services • Expanded geographic mix into U.S. and Asia Pacific • Expanded services beyond trenching Global Offshore Deepwater O&G OpEx1 ($ in billions) Global Offshore Wind Additions2 (Turbines / Foundations) 1 Rystad Energy | Service Demand Cube March 2021 2 Rystad Energy | Offshore Vessel Analysis Dashboard March 2021 $58 $52 $56 $62 $65 $67 72 $50 $55 $60 $65 $70 $75 2019A 2020E 2021E 2022E 2023E 2024E 2025E 25

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We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets and gains and losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets and the general provision for current expected credit losses, if any. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments and other than temporary loss on note receivable, which are excluded from EBITDA as a component of net other income or expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA and free cash flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures. (in thousands, unaudited) 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 Reconciliation from Net Income to Adjusted EBITDA: Net income (81,445) $ 30,052 $ 28,598 $ 57,697 $ 20,084 $ Adjustments: Income tax provision (benefit) (12,470) (50,424) 2,400 7,859 (18,701) Net interest expense 31,239 18,778 13,751 8,333 28,531 (Gain) loss on extinguishment of long-term debt 3,540 397 1,183 18 (9,239) Other (income) expense, net (3,510) 1,434 6,324 (1,165) (4,724) Depreciation and amortization 114,187 108,745 110,522 112,720 133,709 Goodwill impairment 45,107 - - - 6,689 Non-cash (gain) loss on equity investment 1,674 1,800 3,430 (1,613) (264) EBITDA 98,322 110,782 166,208 183,849 156,085 Adjustments: (Gain) loss on disposition of assets, net (1,290) 39 (146) - (889) General provision (release) for current expected credit losses - - (3,224) - 746 Other than temporary loss on note receivable - - (1,129) - - Realized losses from foreign exchange contracts not designated as hedging instruments (7,488) (3,605) - (3,761) (682) Adjusted EBITDA 89,544 $ 107,216 $ 161,709 $ 180,088 $ 155,260 $ Free Cash Flow: Cash flows from operating activities 38,714 $ 51,638 $ 196,744 $ 169,669 $ 98,800 $ Less: Capital expenditures, net of proceeds from sale of assets (173,310) (221,127) (137,058) (138,304) (19,281) Free cash flow (134,596) $ (169,489) $ 59,686 $ 31,365 $ 79,519 $ Year Ended 27

We continue to implement and improve Environmental, Social and Governance (“ESG”) initiatives and disclosures throughout our business. We understand we have an important role to play as a steward of the people, communities and environments we serve, and we regularly look for ways to emphasize and improve our own ESG record. We incorporate ESG initiatives into our core business values and priorities of safety, sustainability and value creation with a top-down approach led by management and our Board of Directors (our “Board”). Specifically, the Corporate Governance and Nominating Committee of our Board oversees, assesses and reviews the disclosure and reporting of any matters, including with respect to climate change, regarding the Company’s business and industry, and that committee's charter formally incorporates oversight of ESG matters as a stated responsibility. We emphasize constant improvement by continually striving to improve our safety record, reducing our environmental impact, and increasing transparency. In 2020, we maintained a low Total Recordable Incident Rate and expanded our business with renewable energy customers. Our efforts are published in our Corporate Sustainability Report and Corporate Sustainability Summary Update, copies of which are available on our website at www.HelixESG.com/about-helix/corporate-sustainability.